Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2023
Prepaid expenses and other current assets [Abstract]
Prepaid expenses and other current assets
6.	Prepaid expenses and other current assets

The prepaid expenses and other current assets consist of the following:

	As of December 31,
	2022	2023
	USD	USD
Prepaid expenses and other current assets
Advance to suppliers (i)	$48,710	$26,630
Other receivable, net (ii)	4,523,688	9,085,238
Value-added Tax (“VAT”) recoverable (iii)	7,248	7,041
Total	$4,579,646	$9,118,909

(i)	Advance to suppliers represents balance paid to vendors for certain services that have not been completed. These advances are interest free, unsecured and short-term in nature and are reviewed periodically to determine whether their carrying value has become impaired. As of December 31, 2023 and 2022, there was no allowance recorded as the Company considers all of the advance to suppliers balance fully realizable.

(ii)	Other receivable primarily includes advances to employees for business development and security deposits paid for third-party payment platforms. This primarily represents a deposit paid by the Company to commission the acquisition of the e-commerce technology services business. As of December 31, 2023 and 2022, there was no allowance recorded as the Company considers all of the other receivable balance fully collectible.

(iii)	VAT tax recoverable represents the amount that is overpaid by the Company before the VAT tax invoices received. Such amount can be used to offset future VAT tax liability.